SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 8, 2001
                                        ----------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                        000-19621              41-1454591
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(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)            File No.           Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                         55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.
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         On November 8, 2001, Appliance Recycling Centers of America, Inc.
issued a press release saying that it incorrectly calculated the same-store sales increase percent of its ApplianceSmart outlets in the Company's third quarter earnings release dated October 29, 2001. A copy of the press release is attached as an exhibit to this filing on Form 8-K.

Item 7 (c).       Exhibits.
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99                Press Release dated November 8, 2001 saying that the Company incorrectly calculated the same-store sales increase percent of its ApplianceSmart outlets in the Company's third quarter earnings release dated October 29, 2001.

Date:  November 8, 2001                          /s/Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller